UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 30, 2007

Semtech Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-6395	95-2119684
(Commission File Number)	(IRS Employer Identification No.)

200 Flynn Road Camarillo, California	93012-8790
(Address of Principal Executive Offices)	(Zip Code)

805-498-2111

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 30, 2007, Semtech Corporation (the “Company”) announced that its Board of Directors approved an accelerated stock repurchase program and that in connection therewith it intended to enter into an accelerated stock repurchase agreement with Goldman, Sachs & Co. (the “Agreement”). The Agreement, which consists of the Master Confirmation attached hereto as Exhibit 10.1 and the Supplemental Confirmation attached hereto as Exhibit 10.2, was executed on May 30, 2007, and provides for the repurchase of $150 million of the Company’s outstanding common stock, subject to certain purchase price adjustments. The Agreement set forth in Exhibits 10.1 and 10.2 is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure

On May 30, 2007, the Company issued a press release containing forward looking statements with respect to future repurchases of its common stock. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in this Item 7.01 (including the exhibits hereto) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 7.01 (including the exhibits hereto) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to this Item 7.01 in such filing.

Item 8.01.	Other Events.

Set forth below are details of the outstanding stock options held by members of the Board of Directors who are not employees of the Company (“Non-Employee Directors”). The information presented indicates the expiration date of the stock options, including those that will expire within the next twelve months. The Company anticipates that some or all of these stock options may be exercised and the related shares sold consistent with SEC Rule 144.

Non-Employee Directors — Options Outstanding at May 30, 2007
Name/Grant Date	Expiration Date	Option Price	Vested	Unvested	Total
Chairman Hankin				0
7/1/1997	7/1/2007	$4.5625	30,000	0	30,000
12/4/1997	12/4/2007	$6.6563	40,000	0	40,000
1/2/1998	1/2/2008	$4.8906	30,000	0	30,000
7/1/1998	7/1/2008	$4.4219	28,000	0	28,000
7/15/1998	7/15/2008	$3.0313	197,940	0	197,940
1/1/1999	1/1/2009	$8.9688	20,000	0	20,000
7/1/1999	7/1/2009	$13.0313	20,000	0	20,000
1/1/2000	1/1/2010	$26.0625	10,000	0	10,000
7/1/2000	7/1/2010	$38.2500	10,000	0	10,000
1/1/2001	12/22/2010	$22.0630	5,000	0	5,000
7/1/2001	7/1/2011	$30.0000	5,000	0	5,000
1/1/2002	1/1/2012	$35.6900	5,000	0	5,000
7/1/2002	7/1/2012	$26.7000	5,000	0	5,000
12/5/2002	12/5/2012	$13.0300	27,628	18,419	46,047
1/1/2003	1/1/2013	$10.9400	5,000	0	5,000
7/1/2003	7/1/2013	$14.2500	3,750	1,250	5,000
1/1/2004	1/1/2014	$22.7600	3,750	1,250	5,000
7/1/2004	7/1/2014	$23.5400	2,500	2,500	5,000
1/1/2005	1/1/2015	$21.8400	2,500	2,500	5,000
7/1/2005	7/1/2015	$16.6500	1,250	3,750	5,000
1/1/2006	1/1/2016	$18.2600	1,250	3,750	5,000
7/1/2006	7/1/2012	$14.4500	0	5,000	5,000
1/1/2007	1/1/2013	$13.2300	0	5,000	5,000

			453,568	43,419	496,987

Non-Employee Directors — Options Outstanding at May 30, 2007
Name/Grant Date	Expiration Date	Option Price	Vested	Unvested	Total
Director Antle
12/5/2002	12/5/2012	$13.0300	18,418	12,280	30,698
12/5/2002	12/5/2012	$13.0300	10,000	0	10,000
1/1/2003	1/1/2013	$10.9400	5,000	0	5,000
7/1/2003	7/1/2013	$14.2500	3,750	1,250	5,000
1/1/2004	1/1/2014	$22.7600	3,750	1,250	5,000
7/1/2004	7/1/2014	$23.5400	2,500	2,500	5,000
1/1/2005	1/1/2015	$21.8400	2,500	2,500	5,000
7/1/2005	7/1/2015	$16.6500	1,250	3,750	5,000
1/1/2006	1/1/2016	$18.2600	1,250	3,750	5,000
7/1/2006	7/1/2012	$14.4500	0	5,000	5,000
1/1/2007	1/1/2013	$13.2300	0	5,000	5,000

			48,418	37,280	85,698

Director Baker				0
1/1/2007	1/1/2013	$13.2300	0	5,000	5,000

			0	5,000	5,000

Director Burra
12/4/1997	12/4/2007	$6.6563	40,000	0	40,000
7/15/1998	7/15/2008	$3.0313	131,960	0	131,960
1/1/1999	1/1/2009	$8.9688	20,000	0	20,000
7/1/1999	7/1/2009	$13.0313	20,000	0	20,000
1/1/2000	1/1/2010	$26.0625	10,000	0	10,000
7/1/2000	7/1/2010	$38.2500	10,000	0	10,000
1/1/2001	12/22/2010	$22.0630	5,000	0	5,000
7/1/2001	7/1/2011	$30.0000	5,000	0	5,000
1/1/2002	1/1/2012	$35.6900	5,000	0	5,000
7/1/2002	7/1/2012	$26.7000	5,000	0	5,000
12/5/2002	12/5/2012	$13.0300	18,418	12,280	30,698
1/1/2003	1/1/2013	$10.9400	5,000	0	5,000
7/1/2003	7/1/2013	$14.2500	3,750	1,250	5,000
1/1/2004	1/1/2014	$22.7600	3,750	1,250	5,000
7/1/2004	7/1/2014	$23.5400	2,500	2,500	5,000
1/1/2005	1/1/2015	$21.8400	2,500	2,500	5,000
7/1/2005	7/1/2015	$16.6500	1,250	3,750	5,000
1/1/2006	1/1/2016	$18.2600	1,250	3,750	5,000
7/1/2006	7/1/2012	$14.4500	0	5,000	5,000
1/1/2007	1/1/2013	$13.2300	0	5,000	5,000

			290,378	37,280	327,658

Director Edwards
1/1/2007	1/1/2013	$13.2300	0	5,000	5,000

			0	5,000	5,000

Non-Employee Directors — Options Outstanding at May 30, 2007
Name/Grant Date	Expiration Date	Option Price	Vested	Unvested	Total
Director Lindstrom
12/5/2002	12/5/2012	$13.0300	18,418	12,280	30,698
12/5/2002	12/5/2012	$13.0300	10,000	0	10,000
1/1/2003	1/1/2013	$10.9400	5,000	0	5,000
7/1/2003	7/1/2013	$14.2500	3,750	1,250	5,000
1/1/2004	1/1/2014	$22.7600	3,750	1,250	5,000
7/1/2004	7/1/2014	$23.5400	2,500	2,500	5,000
1/1/2005	1/1/2015	$21.8400	2,500	2,500	5,000
7/1/2005	7/1/2015	$16.6500	1,250	3,750	5,000
1/1/2006	1/1/2016	$18.2600	1,250	3,750	5,000
7/1/2006	7/1/2012	$14.4500	0	5,000	5,000
1/1/2007	1/1/2013	$13.2300	0	5,000	5,000

			48,418	37,280	85,698

Director Piotrowski
12/5/2002	12/5/2012	$13.0300	18,418	12,280	30,698
12/5/2002	12/5/2012	$13.0300	7,500	0	7,500
1/1/2003	1/1/2013	$10.9400	1,750	0	1,750
7/1/2003	7/1/2013	$14.2500	3,750	1,250	5,000
1/1/2004	1/1/2014	$22.7600	3,750	1,250	5,000
7/1/2004	7/1/2014	$23.5400	2,500	2,500	5,000
1/1/2005	1/1/2015	$21.8400	2,500	2,500	5,000
7/1/2005	7/1/2015	$16.6500	1,250	3,750	5,000
1/1/2006	1/1/2016	$18.2600	1,250	3,750	5,000
7/1/2006	7/1/2012	$14.4500	0	5,000	5,000
1/1/2007	1/1/2013	$13.2300	0	5,000	5,000

			42,668	37,280	79,948

Non-Employee Directors — Options Outstanding at May 30, 2007
Name/Grant Date	Expiration Date	Option Price	Vested	Unvested	Total
Director Schraith
12/4/1997	12/4/2007	$6.6563	40,000	0	40,000
1/2/1998	1/2/2008	$4.8906	30,000	0	30,000
7/1/1998	7/1/2008	$4.4219	28,000	0	28,000
7/15/1998	7/15/2008	$3.0313	131,960	0	131,960
1/1/1999	1/1/2009	$8.9688	20,000	0	20,000
7/1/1999	7/1/2009	$13.0313	20,000	0	20,000
1/1/2000	1/1/2010	$26.0625	10,000	0	10,000
7/1/2000	7/1/2010	$38.2500	10,000	0	10,000
1/1/2001	12/22/2010	$22.0630	5,000	0	5,000
7/1/2001	7/1/2011	$30.0000	5,000	0	5,000
1/1/2002	1/1/2012	$35.6900	5,000	0	5,000
7/1/2002	7/1/2012	$26.7000	5,000	0	5,000
12/5/2002	12/5/2012	$13.0300	18,418	12,280	30,698
1/1/2003	1/1/2013	$10.9400	5,000	0	5,000
7/1/2003	7/1/2013	$14.2500	3,750	1,250	5,000
1/1/2004	1/1/2014	$22.7600	3,750	1,250	5,000
7/1/2004	7/1/2014	$23.5400	2,500	2,500	5,000
1/1/2005	1/1/2015	$21.8400	2,500	2,500	5,000
7/1/2005	7/1/2015	$16.6500	1,250	3,750	5,000
1/1/2006	1/1/2016	$18.2600	1,250	3,750	5,000
7/1/2006	7/1/2012	$14.4500	0	5,000	5,000
1/1/2007	1/1/2013	$13.2300	0	5,000	5,000
			348,378	37,280	385,658

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits

Exhibit 10.1	Master Confirmation dated May 30, 2007 between Semtech Corporation and Goldman, Sachs & Co.

Exhibit 10.2	Supplemental Confirmation dated May 30, 2007 between Semtech Corporation and Goldman, Sachs & Co.

Exhibit 99.1	Press Release of the Company dated May 30, 2007

Forward-Looking and Cautionary Statements

This report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements other than historical information or statements of current condition and relate to matters such as future financial performance, future operational performance, the anticipated impact of specific items on future earnings, and our plans, objectives and expectations, including with respect to the accelerated stock repurchase program. Forward-looking statements involve known and unknown risks and uncertainties that could cause actual results and events to differ materially from those projected. Forward-looking statements should be considered in conjunction with the cautionary statements contained in the “Risk Factors” section and elsewhere in the Company’s Annual Report on Form 10-K for the fiscal year ended January 28, 2007, in the Company’s other filings with the SEC, and in material incorporated therein by reference. Forward-looking statements should not be regarded as representations by the Company that its objectives or plans will be achieved or that any of its operating expectations or financial forecasts will be realized. The Company assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2007	SEMTECH CORPORATION

	By:	/s/ Emeka Chukwu
Emeka Chukwu
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Document
10.1	Master Confirmation dated May 30, 2007 between Semtech Corporation and Goldman, Sachs & Co.

10.2	Supplemental Confirmation dated May 30, 2007 between Semtech Corporation and Goldman, Sachs & Co.

99.1	Press Release of the Company dated May 30, 2007